UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2015

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On January 13, 2015, EmCare, Inc. (“EmCare”), a wholly-owned subsidiary of Envision Healthcare Holdings, Inc. (the “Company”), entered into two separate agreements to acquire Emergency Medical Associates (“EMA”) of Parsippany, New Jersey, and Scottsdale Emergency Associates, LTD (“SEA”) of Phoenix, Arizona (collectively, the “Acquisitions”).

Through its 945 clinicians, including 580 physicians, EMA provides emergency department, hospitalist and urgent care services at 47 facilities in New Jersey, New York, Rhode Island and North Carolina.  SEA is an emergency physician group serving the greater Phoenix market, with 40 physicians and more than a dozen mid-level providers.  The Company expects the Acquisitions to add an estimated $300 million to EmCare’s annualized revenues and approximately 1.9 million patient encounters annually.

The aggregate purchase price to be paid by EmCare in the Acquisitions is $380 million in cash, subject to certain adjustments.  The Company expects $200 million of the purchase price to be funded with cash-on-hand, and the remainder to be funded with amounts borrowed under its senior secured asset-based revolving credit facility.  The Company expects the Acquisitions to close before the end of February 2015, pending completion of customary closing conditions.

On January 13, 2015, the Company issued a press release announcing, among other things, that EmCare has entered into two separate agreements to acquire EMA and SEA.  A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Certain statements and information herein may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future, including EmCare’s ability to successfully complete the Acquisitions, and EMA’s and SEA’s estimated contribution of $300 million in annualized revenues and an estimated 1.9 million patient encounters annually.  Any forward-looking statements herein are made as of the date of this report, and the Company undertakes no duty to update or revise any such statements.  Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties.  Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s periodic filings with the Securities and Exchange Commission from time to time, including in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

January 13, 2015	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 13, 2015.